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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 14, 1997


               KENTUCKY FIRST BANCORP, INC.
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  (Exact name of registrant as specified in its charter)


         Delaware                 1-13904           61-1281483
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(State or other jurisdiction    (Commission      (I.R.S. Employer
of incorporation)                File Number)   Identification No.)


306 N. Main Street, Cynthiana, Kentucky                 41031
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (606) 234-1440
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On January 14, 1997 the Board of Directors of the Registrant announced the commencement of a program to repurchase up to 69,431 shares of the Registrant's common stock, $0.01 par value which may become available for repurchase from time to time. Such repurchases are to be effected through open market purchases.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     Exhibits

     99.1    Press Release dated January 14, 1997

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                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           KENTUCKY FIRST BANCORP, INC.



DATE: January 13, 1997     BY: /s/ Betty J. Long
                               ---------------------------
                               Betty J. Long
                               President and Chief
                               Executive Officer